Exhibit 10.2

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Supplemental Agreement No. 09

to

Purchase Agreement Number 03784

Between

The Boeing Company

and

United Airlines, Inc.

Relating to Boeing Model 737 Aircraft

THIS SUPPLEMENTAL AGREEMENT is entered into as of January 20, 2016 by and between THE BOEING COMPANY (Boeing) and UNITED AIRLINES, INC. (Customer);

WHEREAS, the parties hereto entered into Purchase Agreement Number 03784 dated July 12, 2012 (Purchase Agreement), as amended and supplemented, relating to the purchase and sale of Boeing Model 737 aircraft (Aircraft). This Supplemental Agreement is an amendment to the Purchase Agreement;

WHEREAS, Boeing and Customer agree to the *** 737-*** aircraft to the Purchase Agreement (2016 737NG Aircraft).

WHEREAS, Boeing and Customer agree to *** 737-*** aircraft (each a 2016 737NG *** Aircraft) to the Purchase Agreement;

WHEREAS, Boeing and Customer agree that if Customer *** 2016 737NG *** Aircraft, then each resulting 737-*** aircraft shall be included in the definition of 2016 737NG Aircraft; AND

WHEREAS, prior to Supplemental Agreement, Supplemental Exhibit AE1 to the Purchase Agreement incorporates a *** base year formula. Boeing and Customer agree that ***.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1.	Table of Contents, Articles, Tables, Supplemental Exhibits, and Letter Agreements:

1.1 The “Table of Contents” is deleted in its entirety and replaced with the attached “Table of Contents” (identified by “SA-9”).

UAL-PA-03784	SA-9	Page 1
BOEING / UNITED AIRLINES PROPRIETARY

Supplemental Agreement No. 09 to

Purchase Agreement PA-03784

1.2 “Table 1B Aircraft Information Table” (identified by “SA-9”) is added to the Purchase Agreement.

1.3 Supplemental Exhibit A1 entitled “Aircraft Configuration – 2016 737NG Aircraft” (identified by “SA-9”) is added to the Purchase Agreement.

1.4 Supplemental Exhibit AE1 entitled “Escalation Adjustment/Airframe and Optional Features” is deleted in its entirety and replaced by a similarly titled Supplemental Exhibit AE1 (identified by “SA-9”).

1.5 Supplemental Exhibit BFE2 entitled “BFE Variables for 2016 737NG Aircraft” (identified by “SA-9”) is added to the Purchase Agreement.

1.6 Letter Agreement UAL-PA-03784-LA-1207879R2 entitled “*** Aircraft” is deleted in its entirety and replaced by Letter Agreement UAL-PA-03784-LA-1207879R3 entitled “2016 737NG *** Aircraft” (identified by “SA-9”).

1.7 Attachment A to Letter Agreement UAL-PA-03784-LA-1207881 entitled “Seller Purchased Equipment” is deleted in its entirety and is replaced by Attachment AR1 (identified by “SA-9”).

1.8 Letter Agreement UAL-PA-03784-LA-1208155R1 entitled “*** Matters 737-900ER” is deleted in its entirety and replaced by Letter Agreement UAL-PA-03784-LA-1208155R2 entitled “*** Matters 737-*** and 2016 737NG Aircraft” (identified by “SA-9”).

1.9 Letter Agreement UAL-PA-03784-LA-1208156 entitled “***” is deleted in its entirety and is replaced by Letter Agreement UAL-PA-03784-LA-1208156R1 entitled “*** for the 737NG Aircraft” (identified by “SA-9”).

1.10 Letter Agreement UAL-PA-03784-LA-1504843 entitled “Open Matters – 2016 737NG Aircraft” (identified by “SA-9”) is hereby added to the Purchase Agreement.

1.11 Letter Agreement UAL-PA-03784-LA-1504844 entitled “Special Matters –2016 737NG Aircraft” (identified by “SA-9”) is hereby added to the Purchase Agreement.

UAL-PA-03784	SA-9	Page 2
BOEING / UNITED AIRLINES PROPRIETARY

Supplemental Agreement No. 09 to

Purchase Agreement PA-03784

2. Revisions to the Purchase Agreement:

2.1 The following references to “Model 737-900ER Aircraft” in the Purchase Agreement and the associated exhibits, supplemental exhibits, and letter agreements to the Purchase Agreement are now deemed “737NG Aircraft” as further described in Figure 1.

Figure 1

Document	Original Reference	Replacement Reference

Purchase Agreement Basic Articles	Reference to “Model 737-900ER” (i) Opening Paragraph 1 (ii) Article 1 (iii) Article 3 (iv) Article 4.2	“737NG Aircraft”

Supplemental Exhibit B – Aircraft Delivery Requirements and Responsibilities	Exhibit title reference to “Model 737-900ER”	“737NG Aircraft”

Supplemental Exhibit CS1 – Customer Support Variable	Exhibit title reference to “Model 737-900ER”	“737NG Aircraft”

Supplemental Exhibit EE1 – Engine Escalation, Engine Warranty***	Exhibit title reference to “Model 737-900ER”	“737NG Aircraft”

Supplemental Exhibit SLP1 – Service Life Policy Components	Exhibit title reference to “Model 737-900ER”	“737NG Aircraft”

UAL-PA-03784-LA-1207870 – Letter Agreement Spare Parts Initial Provisioning	Reference paragraph: a) “Model 737-900ER”	“737NG Aircraft”

UAL-PA-03784-LA-1207878 – Demonstration Flight Waiver	Reference paragraph: “Model 737-900ER”	“737NG Aircraft”

UAL-PA-03784-LA-1208172 – ***	Reference paragraph: “Model 737-900ER”	“737NG Aircraft”

UAL-PA-03784	SA-9	Page 3
BOEING / UNITED AIRLINES PROPRIETARY

Supplemental Agreement No. 09 to

Purchase Agreement PA-03784

2.2 The following references to “Table 1” in the Purchase Agreement and associated exhibits, supplemental exhibits, and letter agreements to the Purchase Agreement are now deemed to be replaced per Figure 2 as follows:

Figure 2

Document	Original Reference	Replacement Reference

Purchase Agreement Basic Articles	Reference to “Table 1” (i) Opening Paragraph 1 (ii) Article 2 (iii) Article 3.1 (iv) Article 4.2 (v) Article 5.1	“Table 1A & Table 1B”

2.3 Boeing and Customer agree that Section 8 of Letter Agreement 6-1162-KKT-080 shall no longer apply to the 2016 737NG Aircraft.

2.4 Definitions: For purposes of the Purchase Agreement 737NG Aircraft shall mean the Boeing Model 737-*** (including 2016 737NG Aircraft), 737-*** and 737-900ER aircraft.

2.5 If Boeing or Customer determines that references described in Figure 1 and Figure 2 of this Supplemental Agreement No. 9 should be further amended, then Boeing and Customer will work together for a mutually agreeable solution.

2.6 Boeing and Customer agree to apply the *** received by Boeing from Customer as follows:

(i)	*** from this Purchase Agreement; and

(ii)	*** from ***

The resulting *** under this Supplemental Agreement No. 9. Such resulting *** by Customer to Boeing no later than the earlier of *** after execution of this Supplemental Agreement No. 9 or ***.

The Purchase Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

*****The remainder of this page is intentionally left blank*****

UAL-PA-03784	SA-9	Page 4
BOEING / UNITED AIRLINES PROPRIETARY

Supplemental Agreement No. 09 to

Purchase Agreement PA-03784

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	UNITED AIRLINES, INC.

/s/ Chastity Matthews	/s/ Gerald Laderman
Signature	Signature

Chastity Matthews	Gerald Laderman
Printed Name	Printed Name

Attorney-in-Fact	Senior Vice President – Finance and acting Chief Financial Officer
Title	Title

UAL-PA-03784	SA-9	Page 5
BOEING / UNITED AIRLINES PROPRIETARY

TABLE OF CONTENTS

SA NUMBER
ARTICLES
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms

TABLE
1A.	Aircraft Information Table – 737-900ER	SA-8
1B.	Aircraft Information Table - 2016 737NG Aircraft	SA-9

EXHIBITS
A.	Aircraft Configuration - 737-900ER
A1.	Aircraft Configuration – 2016 737NG Aircraft	SA-9
B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1.	Escalation Adjustment/Airframe and Optional Features	SA-9
BFE1.	BFE Variables for 737-900ER Aircraft	SA-1
BFE2.	BFE Variables for 2016 737NG Aircraft	SA-9
CS1.	Customer Support Variables
EE1.	Engine Escalation, Engine Warranty***
SLP1.	Service Life Policy Components

P.A. 03874	TABLE OF CONTENTS, Page 1 of 3	SA-9
BOEING / UNITED AIRLINES PROPRIETARY

TABLE OF CONTENTS, CONTINUED

SA NUMBER
LETTER AGREEMENTS
UAL-PA-03784-LA-1207868	Performance Guarantees
UAL-PA-03784-LA-1207870	Spare Parts Initial Provisioning
UAL-PA-03784-LA-1207871	Special Matters
UAL-PA-03784-LA-1207878	Demonstration Flight Waiver
UAL-PA-03784-LA-1207879R2	*** Aircraft ***	SA-9
UAL-PA-03784-LA-1207879R3	2016 737NG *** Aircraft	SA-9
UAL-PA-03784-LA-1207881	Seller Purchased Equipment 737-900ER
	Attachment AR1 to Letter Agreement UAL-PA-03784-LA-1207881	SA-9
UAL-PA-03784-LA-1208155R2	*** Matters 737-900ER and 2016 737NG Aircraft	SA-9
UAL-PA-03784-LA-1208156R1	*** for the 737NG Aircraft	SA-9
	Attachment A: ***	SA-9
	Attachment B1: ***	SA-9
	Attachment B2: ***	SA-9
UAL-PA-03784-LA-1208172	***
UAL-PA-03784-LA-1208173	***	SA-1
UAL-PA-03784-LA-1208169	737 Production Adjustments
UAL-PA-03784-LA-1208938	Privileged and Confidential Matters
UAL-PA-03784-LA-1208939	Aircraft Model ***
UAL-PA-03784-LA-1209115	***
UAL-PA-03784-LA-1300306	Aircraft Reschedule – January 2014 to February 2014	SA-2
UAL-PA-03784-LA-1400240	Aircraft Rescheduling of ***	SA-5
UAL-PA-03784-LA-1504843	Open Matters – 2016 737NG Aircraft	SA-9
UAL-PA-03784-LA-1504844	Special Matters – 2016 737NG Aircraft	SA-9

P.A. 03874	TABLE OF CONTENTS, Page 2 of 3	SA-9
BOEING / UNITED AIRLINES PROPRIETARY

TABLE OF CONTENTS

SUPPLEMENTAL AGREEMENTS	DATED AS OF
Supplemental Agreement No. 1	September 27, 2012

Supplemental Agreement No. 2	March 1, 2013

Supplemental Agreement No. 3	June 27, 2013

Supplemental Agreement No. 4	September 11, 2013

Supplemental Agreement No. 5	March 3, 2014

Supplemental Agreement No. 6	June 6, 2014

Supplemental Agreement No. 7	May 26, 2015

Supplemental Agreement No. 8	June 12, 2015

Supplemental Agreement No. 9	January 20, 2016

P.A. 03874	TABLE OF CONTENTS, Page 3 of 3	SA-9
BOEING / UNITED AIRLINES PROPRIETARY

Table 1B to

Purchase Agreement No. PA-03784

2016 737NG Aircraft Delivery, Description, Price and ***

Airframe Model/MTOW:	737-***	*** pounds		Detail Specification:		***
Engine Model/Thrust:	CFM56-7B***	*** pounds		Airframe Price Base Year/Escalation Formula:	***		***
Airframe Price:		$***		Engine Price Base Year/Escalation Formula:	***		***
Optional Features:		$***

Sub-Total of Airframe and Features:		$***		Airframe Escalation Data:
Engine Price (Per Aircraft):		$***		Base Year Index (ECI):		***
Aircraft Basic Price (Excluding BFE/SPE):		$***		Base Year Index (CPI):		***

Buyer Furnished Equipment (BFE) Estimate:		$***
Seller Purchased Equipment (SPE) Estimate:		$***
Deposit per Aircraft:		$***	*

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate *** Base Price Per A/P	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
				***	***	***	***
				***	***	***	***
***	***	***	$***	$***	$***	$***	$***
***	***	***	$***	$***	$***	$***	$***
***	***	***	$***	$***	$***	$***	$***
***	***	***	$***	$***	$***	$***	$***
***	***	***	$***	$***	$***	$***	$***
***	***	***	$***	$***	$***	$***	$***
***	***	***	$***	$***	$***	$***	$***
***	***	***	$***	$***	$***	$***	$***
***	***	***	$***	$***	$***	$***	$***
***	***	***	$***	$***	$***	$***	$***
***	***	***	$***	$***	$***	$***	$***
***	***	***	$***	$***	$***	$***	$***
***	***	***	$***	$***	$***	$***	$***
***	***	***	$***	$***	$***	$***	$***
***	***	***	$***	$***	$***	$***	$***
***	***	***	$***	$***	$***	$***	$***

UAL-PA-03784 82781-1F.TXT	Boeing Proprietary	Table 1B, Page 1, SA-9

Table 1B to

Purchase Agreement No. PA-03784

2016 737NG Aircraft Delivery, Description, Price and ***

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate *** Base Price Per A/P	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
				***	***	***	***
				***	***	***	***
***	***	***	$***	$***	$***	$***	$***
***	***	***	$***	$***	$***	$***	$***
***	***	***	$***	$***	$***	$***	$***
***	***	***	$***	$***	$***	$***	$***
***	***	***	$***	$***	$***	$***	$***
***	***	***	$***	$***	$***	$***	$***
***	***	***	$***	$***	$***	$***	$***
***	***	***	$***	$***	$***	$***	$***
***	***	***	$***	$***	$***	$***	$***
***	***	***	$***	$***	$***	$***	$***
***	***	***	$***	$***	$***	$***	$***
***	***	***	$***	$***	$***	$***	$***
***	***	***	$***	$***	$***	$***	$***
***	***	***	$***	$***	$***	$***	$***
***	***	***	$***	$***	$***	$***	$***
***	***	***	$***	$***	$***	$***	$***
***	***	***	$***	$***	$***	$***	$***
***	***	***	$***	$***	$***	$***	$***
***	***	***	$***	$***	$***	$***	$***
***	***	***	$***	$***	$***	$***	$***
***	***	***	$***	$***	$***	$***	$***
***	***	***	$***	$***	$***	$***	$***
***	***	***	$***	$***	$***	$***	$***
***	***	***	$***	$***	$***	$***	$***
Total	***

**** in the Amount of *** is calculated as follows: ***

UAL-PA-03784 82781-1F.TXT	Boeing Proprietary	Table 1B, Page 2, SA-9

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

United Airlines, Inc.

Exhibit A1 to Purchase Agreement Number 03784

Relating to 2016 737NG Aircraft

PA 03784	SA 9

BOEING / UNITED AIRLINES PROPRIETARY

Exhibit A1

AIRCRAFT CONFIGURATION

As of the effective date of Supplemental Agreement No. 9

relating to 2016 737NG Aircraft

The initial configuration of Customer’s 2016 737NG Aircraft has been defined by Boeing 737-*** Airplane Description Document No. *** Rev. *** dated *** and is more fully discussed in Letter Agreement UAL-PA-03784-LA-1504843 to the Purchase Agreement, entitled “Open Matters”.

PA 03784	SA 9 Page 2

BOEING / UNITED AIRLINES PROPRIETARY

Option Number	Title	*** Price Per A/C
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
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***	***	***
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***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

PA 03784
SA 9 Page 3
BOEING / UNITED AIRLINES PROPRIETARY

Option Number	Title	*** Price Per A/C
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
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***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

PA 03784
SA 9 Page 4
BOEING / UNITED AIRLINES PROPRIETARY

Option Number	Title	*** Price Per A/C
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
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***	***	***
***	***	***
***	***	***
***	***	***

PA 03784
SA 9 Page 5
BOEING / UNITED AIRLINES PROPRIETARY

Option Number	Title	*** Price Per A/C
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
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***	***	***
***	***	***

PA 03784
SA 9 Page 6
BOEING / UNITED AIRLINES PROPRIETARY

Option Number	Title	*** Price Per A/C
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
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***	***	***
***	***	***
***	***	***

PA 03784
SA 9 Page 7
BOEING / UNITED AIRLINES PROPRIETARY

Option Number	Title	*** Price Per A/C
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
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***	***	***

PA 03784
SA 9 Page 8
BOEING / UNITED AIRLINES PROPRIETARY

ESCALATION ADJUSTMENT

AIRFRAME AND OPTIONAL FEATURES

between

THE BOEING COMPANY

and

United Airlines, Inc.

Supplemental Exhibit AE1

to Purchase Agreement Number PA-03784

Escalation Adjustment/Airframe and Optional

Features For:

*** Pricing for 737-*** Aircraft

AND

*** Pricing for 737NG Aircraft other than 737-*** (“Non 737-*** Aircraft”)

UAL-PA-03784-AE1	SA-9	AE1 Page 1

BOEING / UNITED AIRLINES PROPRIETARY

ESCALATION ADJUSTMENT

AIRFRAME AND OPTIONAL FEATURES

relating to

*** Pricing for 737-*** Aircraft

AND

*** Pricing for Non 737-*** Aircraft

1.	Formula.

Airframe and Optional Features price adjustments (Airframe Price Adjustment) are used to *** to be *** in *** at the signing of this Purchase Agreement and *** to be *** at *** for the *** of ***. The Airframe Price Adjustment will be *** at the time of *** in accordance with the following formula:

***

Where:

*** =	***. For 737NG Aircraft, the Airframe Price includes the *** at its basic thrust level.

*** =	*** plus the *** as set forth in either

(i) Table 1A of this Purchase Agreement for the 737-*** Aircraft for ***; and

(ii) Any other Table 1 for Non 737-*** Aircraft incorporating ***.

***

Where:

*** is the *** as set forth in either:

(i) Table 1A of this Purchase Agreement for the 737-*** Aircraft for ***; and

(ii) Any other Table 1 for Non 737-*** Aircraft incorporating ***.

*** is the ***, using ***; As the *** values are only released on a *** basis, the value released for the *** will be used for the months of *** (expressed as a decimal and rounded to the nearest tenth).

UAL-PA-03784-AE1	SA-9	AE1 Page 2

BOEING / UNITED AIRLINES PROPRIETARY

*** is the ***, using the ***; As the *** values are only released on a ***, the value released for the *** will be used for the *** (expressed as a decimal and rounded to the nearest tenth).

*** is a *** determined using the ***, calculated by establishing a *** arithmetic average value (expressed as a decimal and rounded to the nearest tenth) using the values for the *** prior to the month of scheduled delivery of the applicable Aircraft. As the *** are only released on a ***, the value released for the *** will be used for the ***; the value released for the *** will be used for the ***; the value released for the *** will be used for the months of ***; the value released for the *** will be used for the ***.

***

Where:

*** is the *** as set forth in:

(i) Table 1A of this Purchase Agreement for the 737-*** Aircraft for ***; and

(ii) Any other Table 1 for Non 737-*** Aircraft incorporating ***.

*** is a *** determined using the ***, calculated as a *** arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the *** prior to the month of scheduled delivery of the applicable Aircraft.

As an example, for an Aircraft scheduled to be delivered in the month of ***, the months of *** of the *** will be utilized in determining the value of *** and ***.

See the following notes which are determinative to the computations herein.

Notes:

(i)	In determining the values of *** and ***, all calculations and resulting values will be expressed as a decimal rounded to the nearest ten-thousandth.

(ii)	*** is the numeric ratio attributed to *** in the Airframe Price Adjustment formula.

(iii)	*** is the numeric ratio attributed to *** in the Airframe Price Adjustment formula.

(iv)	The *** are the actual average values reported by the ***. The actual average values are calculated as a *** arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the *** the airframe base year. The applicable base year and corresponding denominator is provided by Boeing in Table *** of this Purchase Agreement.

(v)	The final value of *** will be rounded to the nearest dollar.

UAL-PA-03784-AE1	SA-9	AE1 Page 3

BOEING / UNITED AIRLINES PROPRIETARY

(vi)	The *** if it will *** in the ***.

2.	Values to be Utilized in the Event of Unavailability.

2.1 If the *** revises the methodology used for the determination of the values to be used to determine the *** and *** values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Airframe Price Adjustment, the parties will, prior to the delivery of any such Aircraft, select a substitute from other *** or ***. Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period. However, if within *** after delivery of the Aircraft, the *** should resume releasing values for the months needed to determine the Airframe Price Adjustment, *** will be used *** or *** in the *** for the *** from that *** at the *** of *** of ***.

2.2 Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the *** changes the base year for determination of the *** and *** values as defined above, such *** will be *** in the ***.

2.3 In the event escalation provisions are made non-enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to *** the *** of any *** to *** an *** for *** or *** with the *** of *** of this *** in *** and *** since *** of the *** to the *** in ***.

2.4 If within *** of Aircraft delivery, the published index values are revised due to an acknowledged error by the Bureau of Labor Statistics, the Airframe Price Adjustment will be *** (this does not include those values noted as preliminary by the ***). A *** or *** will be issued *** for the period of original invoice to issuance *** or ***.

Notes:

(i)	The values released by the *** and available to Boeing *** prior to the first day of the scheduled delivery month of an Aircraft will be used to determine the *** and *** for the applicable months (including those noted as preliminary by the ***) to calculate the Airframe Price Adjustment for the Aircraft invoice at the time of delivery. The values will be considered final and *** will be *** for any *** in ***.

(ii)	The maximum number of digits to the right of the decimal after rounding utilized in any part of the Airframe Price Adjustment equation will be four (4), where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to five (5) or greater.

UAL-PA-03784-AE1	SA-9	AE1 Page 4

BOEING / UNITED AIRLINES PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

UNITED AIRLINES (UAL)

Supplemental Exhibit BFE2

to Purchase Agreement Number PA 03784

Relating to 2016 737NG Aircraft

UAL-PA-03784-BFE2	SA-9	Page 1
BOEING / UNITED AIRLINES PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

737NG Aircraft

This Supplemental Exhibit BFE2 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft.

This Supplemental Exhibit BFE2 will be revised in accordance with Letter Agreement UAL-PA-03784-LA-1504843 entitled “Open Matters – 2016 737NG Aircraft”.

1.	Supplier Selection.

Customer will:

Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

***

* For a new certification, supplier requires notification *** prior to Cargo Handling System on-dock date.

Customer will enter into initial agreements with the selected *** suppliers on or before *** after the above supplier selection dates to actively participate with Customer and Boeing in coordination actions including the Initial Technical Coordination Meeting (ITCM).

2.	On-dock Dates and Other Information.

On or before ***, Boeing will provide to Customer the BFE Requirements electronically through My Boeing Fleet (MBF in My Boeing Configuration (MBC). These requirements may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions and other requirements relating to the in-sequence installation of BFE. For planning purposes, preliminary BFE on-dock dates for the 2016 737NG Aircraft are set forth in Attachment A.

3.	Additional Delivery Requirements - Import.

Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations. In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request, Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against

UAL-PA-03784-BFE2	SA-9	Page 2
BOEING / UNITED AIRLINES PROPRIETARY

Terrorism (C-TPAT), as set out on the Boeing website referenced below. Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.

http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html

UAL-PA-03784-BFE2	SA-9	Page 3
BOEING / UNITED AIRLINES PROPRIETARY

Attachment A to Supplemental Exhibit BFE2 to Purchase Agreement Number PA 03784

Preliminary Dock Dates 2016 Aircraft													BFE On- for the 737NG
	Nominal Del Date	Aircraft Qty	***	***	***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***	***	***	***	***	***
	***	***

UAL-PA-03784-BFE2	SA-9	Attachment A, Page 1
BOEING / UNITED AIRLINES PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03784-LA-1207879R3

United Airlines, Inc.

233 South Wacker Drive

Chicago, IL 60606

Subject:	2016 737NG *** Aircraft

Reference:	Purchase Agreement No. 03784 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to 737NG Aircraft

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-03784-LA-1207879R2 dated September 11, 2013.

1.	Right to Purchase *** Aircraft.

Subject to the terms and conditions contained in this Letter Agreement, in addition to the Aircraft described in Table 1B to the Purchase Agreement as of the date of execution of this Letter Agreement, Customer will have the *** Model 737-*** aircraft as *** aircraft (2016 737NG *** Aircraft).

2.	Delivery.

The number of aircraft and delivery months are listed in the Attachment A to this Letter Agreement.

3.	Configuration.

3.1 Subject to the provisions of Article 3.2, below, the configuration for the 2016 737NG *** Aircraft will be the Detail Specification for model 737-*** aircraft at the revision level in effect at the time of Definitive Agreement (as defined below). Such Detail Specification will be revised to include (i) changes applicable to the Detail Specification that are developed by Boeing between the *** (as defined below) and the signing of the Definitive Agreement, (ii) changes required to obtain required regulatory certificates, and (iii) other changes as mutually agreed.

3.2 Subject to *** the 2016 737NG *** Aircraft ***, provided that it can achieve *** which would result pursuant to the provisions of Article ***.

P.A. No. 03784	SA-9
UAL-PA-03784-LA-1207879R3 - 2016 737NG *** Aircraft	Page 1
BOEING / UNITED AIRLINES PROPRIETARY

4.	Price.

4.1 The Airframe Price and Optional Features Prices for each of the 2016 737NG *** Aircraft are identified in Attachment A to this Letter Agreement. ***.

4.2 The Airframe Price, Optional Features Prices, and Aircraft Basic Price for each of the 2016 737NG *** Aircraft shall be adjusted in accordance with the terms set forth in Article 2.1.5 (Escalation Adjustment) of the AGTA.

4.3 The *** Base Price shall be developed in accordance with the terms of the Purchase Agreement and determined at the time of Definitive Agreement.

5.	Payment.

5.1 ***.

5.2 Notwithstanding the amount shown in Attachment A, the 2016 737NG *** Deposit will be *** for each 2016 737NG *** Aircraft.

5.3 Upon Customer’s *** 2016 737NG *** Aircraft, *** will be payable as specified in the Purchase Agreement. The remainder of the Aircraft Price for the 2016 737NG *** Aircraft will be paid ***.

6.	***.

6.1 Customer may *** by giving written notice to Boeing on or before *** (*** Date).

6.2 ***

6.3 ***.

7.	Definitive Agreement.

Customer’s *** pursuant to Article 6 above will be a fully effective and binding agreement for the purchase of the exercised 2016 737NG *** Aircraft. All terms related to Customer’s Aircraft will apply immediately to such exercised 2016 737NG *** Aircraft. Following exercise of an 2016 737NG *** Aircraft, Boeing will prepare an invoice for the applicable *** due, and Boeing and Customer will add the *** 2016 737NG *** Aircraft to the Purchase Agreement as a firm 2016 737NG Aircraft by entering into a supplemental agreement to the Purchase Agreement (Definitive Agreement) not later than *** or such other date as the parties may mutually agree. The execution of the Definitive Agreement is to facilitate contract administration and is not a condition to the effectiveness of Customer’s agreement to purchase the exercised 2016 737NG *** Aircraft.

P.A. No. 03784	SA-9
UAL-PA-03784-LA-1207879R3 – 2016 737NG *** Aircraft	Page 2
BOEING / UNITED AIRLINES PROPRIETARY

8.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the 2016 737NG Aircraft and cannot be assigned in whole or in part.

9.	Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03784-LA-1208938.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Chastity Matthews
Its	Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date:	January 20, 2016

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman
Its:	Senior Vice President – Finance and acting Chief Financial Officer

P.A. No. 03784	SA-9
UAL-PA-03784-LA-1207879R3 – 2016 737NG *** Aircraft	Page 3
BOEING / UNITED AIRLINES PROPRIETARY

Attachment A to

Letter Agreement No. LA -1207879R3

2016 737NG *** Aircraft Delivery, Description, Price and ***

Airframe Model/MTOW:	737-***	*** pounds	Detail Specification:		***
Engine Model/Thrust:	CFM56-7B***	*** pounds	Airframe Price Base Year/ Escalation Formula:	***		***
Airframe Price:		$***	Engine Price Base Year/Escalation Formula:	***		***
Optional Features:		$***

Sub-Total of Airframe and Features:		$***	Airframe Escalation Data:
Engine Price (Per Aircraft):		$***	Base Year Index (ECI):	***

Aircraft Basic Price (Excluding BFE/SPE):		$***	Base Year Index (CPI):	***

Buyer Furnished Equipment (BFE) Estimate:		$***
Seller Purchased Equipment (SPE) Estimate:		$***

Non-refundable option deposit/Aircraft at DA		$***

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Option Expiry Date	Escalation Estimate *** Base Price Per A/P	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
					***	***	***	***
					***	***	***	***
***	***	***	***	$***	$***	$***	$***	$***
Total:	***

UAL-PA-03784-LA-1207879R3 - 82781-1O.TXT	BOEING / UNITED AIRLINES PROPRIETARY	Attachment Page 1, SA-9

Attachment AR1

1.	Supplier Selection.

Customer will:

1.1 Select and notify Boeing of the suppliers and part numbers of the following SPE items by the following dates:

2016 737NG Aircraft
***	***

***	***

***	***

***	***

***	***

***	***

***	***

***

*	For a new certification, Customer will need to provide Supplier Selections *** months earlier than stated above.

Attachment AR1 to Letter Agreement UAL-PA-03784-LA-1207881	SA-9
Seller Purchased Equipment	Page 1

BOEING / UNITED AIRLINES PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03784-LA-1208155R2

United Airlines, Inc.

233 South Wacker Drive

Chicago, IL 60606

Subject:	*** Matters: 737-*** and 2016 737NG Aircraft

Reference:	Purchase Agreement No. PA-03784 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737NG aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-03784-LA-1208155R1.

The Purchase Agreement incorporates the terms and conditions of AGTA-UAL between Boeing and Customer. This Letter Agreement modifies certain terms and conditions of the AGTA with respect to the Aircraft.

1.	***.

1.1 ***.

1.2 ***.

***

1.3 [Reserved]

1.4 ***.

1.4.1 With respect to (i) each aircraft in Table 1A as of the effective date of the Purchase Agreement (ii) each aircraft in Table 1B as of the effective date of the Purchase Agreement, and (iii) each 2016 737NG Aircraft resulting from Customer’s *** in 2016 737NG *** Aircraft, *** agrees *** on *** pursuant to Article 1.1 of this Letter Agreement ***. The *** will be the *** on *** will ***.

UAL-PA-03784-LA-1208155R2	SA-9
*** Matters: 737-*** and 2016 737NG Aircraft	Page 1
BOEING / UNITED AIRLINES PROPRIETARY

1.4.2 *** the *** for each Aircraft covered by Table 1A or Table 1B, as well as each 2016 737NG Aircraft resulting from Customer’s *** in 2016 737NG *** Aircraft, will be ***.

1.4.3 *** for each 737-*** Aircraft (resulting from Customer’s *** aircraft under Supplemental Agreement No. 8 to the Purchase Agreement) scheduled to deliver in 2016 will *** to the scheduled delivery date for such Aircraft.

1.5 Delivery *** Impact on *** Calculations. If the delivery of any Aircraft covered by Table 1A or Table 1B, as well as any 2016 737NG Aircraft resulting from Customer’s *** in 2016 737NG *** Aircraft, is *** due to either an ***, then interest on the *** in respect of each such Aircraft will not *** during the time period from ***. Payment of *** that has *** prior to the start of the *** but remains unpaid will be paid on the normal quarterly *** payment schedule set forth in Article 2 of this Letter Agreement or on the delivery date of such *** Aircraft, whichever comes first.

2.	Boeing Invoice for ***.

Boeing shall submit to Customer, not less than *** days prior to the end of each quarter, an invoice for *** during each such quarter. Customer’s payment is due and payable to Boeing on the first business day of the following month. Boeing’s invoice will show *** during the quarter for each Aircraft covered by Table 1A or Table 1B as well as any 2016 737NG Aircraft resulting from Customer’s *** in 2016 737NG *** Aircraft for which *** have been ***. The invoice will also include *** on *** with respect to other aircraft in other purchase agreements between Customer and Boeing.

3.	*** Rights.

3.1 *** Customer or United Continental Holdings, Inc. (“UCH”) and *** Customer, *** and *** are *** in *** to ***.

3.2 In the event Boeing seeks to *** to the contrary, Customer shall, *** the Purchase Agreement as amended by this Letter Agreement. Customer will ***

3.3 For all purposes of this Article 3 including without limitation, notice, *** or any other application, the term “Boeing” means and includes The Boeing Company, its divisions, subsidiaries, affiliates and the assignees of each. Nothing herein shall constitute an election or waiver of any remedy of Boeing; all such remedies shall be cumulative. Boeing expressly reserves all of its rights and remedies under any agreement and applicable law.

3.4 Notwithstanding Article 3.1, Boeing shall not *** under the Purchase Agreement with respect to any Aircraft that is subject to ***.

UAL-PA-03784-LA-1208155R2	SA-9
***Matters: 737-*** and 2016 737NG Aircraft	Page 2
BOEING / UNITED AIRLINES PROPRIETARY

4.	Confidentiality.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03784-LA-1208938.

5.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By	/s/ Chastity Matthews
Its	Attorney-in-Fact

UAL-PA-03784-LA-1208155R2	SA-9
*** Matters: 737-*** and 2016 737NG Aircraft	Page 3
BOEING / UNITED AIRLINES PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	January 20, 2016

United Airlines, Inc.

By	/s/ Gerald Laderman
Its	Senior Vice President – Finance and Treasurer

UAL-PA-03784-LA-1208155R2	SA-9
*** Matters: 737-*** and 2016 737NG Aircraft	Page 4
BOEING / UNITED AIRLINES PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03784-LA-1208156R1

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	*** for the 737NG Aircraft

Reference:	Purchase Agreement No. 03784 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to 737NG Aircraft

This letter agreement UAL-PA-03784-LA-1208156R1 (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety UAL-PA-03784-LA-1208156.

1.	Definitions.

*** Notice means the written communication provided by Boeing to Customer in accordance with the requirements of Article 4.1, below.

2016 737NG ***Aircraft will have the meaning specified in Letter Agreement UAL-PA-03784-LA-1207879R3 relating to 2016 737NG *** Aircraft.

Program Aircraft means each Aircraft.

2.	Applicability.

Notwithstanding any other provision of the Purchase Agreement to the contrary, the parties agree that the *** for the Airframe Price and Optional Features Prices for each Program Aircraft shall be determined in accordance with this Letter Agreement.

3.	*** Forecast.

Boeing will release an *** forecast in *** of each year based on Boeing’s then current standard ***. Only one *** forecast shall be used to conduct the *** analysis performed in accordance with Article 4.1, below, for a given Program Aircraft. The *** forecast applicable to a given Program Aircraft is set forth in Attachment A.

UAL-PA-03784-LA-1208156R1	SA-9
*** for the 737NG Aircraft	Page 1
BOEING / UNITED AIRLINES PROPRIETARY

4.	***.

4.1 If the *** forecast, as set forth in Article 3 above, ***, as set forth in Attachments B1 and B2 as applicable (collectively Attachment B), *** any Program Aircraft that is *** such *** forecast, as set forth in Attachment A, then Boeing shall issue an *** Notice to the Customer by the date set forth in Attachment A. Such *** Notice shall, ***, either:

4.1.1 *** for such affected Program Aircraft *** as set forth in Attachment B; or

4.1.2 provide Customer with the *** as set forth in Attachment B and the *** determined in accordance with ***; or

4.1.3 provide Customer with the *** as set forth in Attachment B, with Boeing and Customer *** as set forth in Attachment B ***.

4.1.4 In the event that Boeing *** the *** Notice as detailed in Article 4.1.2 or Article 4.1.3 and Customer ***, then Customer *** the Purchase Agreement with respect to such affected Program Aircraft.

4.2 If Boeing provides Customer the *** described in Article 4.1.2 or Article 4.1.3 above, then Customer shall notify Boeing *** contained in Articles 4.1.2, 4.1.3, or 4.1.4 above within *** days of its receipt of the *** Notice from Boeing. In the event Customer *** in accordance with Article 4.1.4 above, then Boeing *** Customer, *** for the *** Program Aircraft.

4.2.1 Within *** days of Boeing’s receipt of *** notice for any such *** Program Aircraft under Article 4.2 above, Boeing *** written notice to Customer to *** related to such terminated Program Aircraft ***, by Customer.

4.2.2 Should Customer *** any notice to Boeing in accordance with Article 4.2 above, then the *** for such Program Aircraft shall be *** in accordance with Article 4.1.2.

4.3 In the event that the *** of a Program Aircraft that is subject to either Article 4.1.1, Article 4.1.2 or Article 4.1.3 above, *** applicable to such Program Aircraft will be determined pursuant to Article 5 below.

5.	***

5.1 If the *** forecast, as set forth in Article 3, *** any Program Aircraft *** as set forth in Attachment B and *** as set forth in Attachment B, *** for such Program Aircraft *** as set forth in Attachment B *** as set forth in Attachment B ***.

5.2 In the event the *** at *** of a Program Aircraft subject to Article 5.1 above, *** applicable to such Program Aircraft will be determined pursuant to Article 6 below.

UAL-PA-03784-LA-1208156R1	SA-9
*** for the 737NG Aircraft	Page 2
BOEING / UNITED AIRLINES PROPRIETARY

6.	***.

If the *** forecast, as set forth in Article 3, above, ***, as set forth in Attachment B, *** any Program Aircraft *** such *** forecast, as set forth in Attachment A, then such *** applicable to such Program Aircraft ***:

6.1 If the *** of a Program Aircraft, *** as set forth in Attachment B for such Program Aircraft, then the *** for such Program Aircraft.

6.2 *** of a Program Aircraft, *** as set forth in Attachment B for such Program Aircraft ***, as set forth in Attachment B, then the *** for such Program Aircraft *** as set forth in Attachment B.

7.	Applicability to ***.

The ***, identified in the Purchase Agreement as subject to *** pursuant to Supplemental Exhibit AE1, and which pertains to the Program Aircraft shall be *** established in this Letter Agreement for such Program Aircraft *** provisions of the Purchase Agreement ***.

8.	Assignment.

Except for an assignment by Customer to a wholly-owned subsidiary as permitted under Article 9, entitled “Assignment, Resale, or Lease” of the AGTA, this Letter Agreement is provided as an accommodation to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned in whole or in part.

9.	Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03784-LA-1208938.

THE BOEING COMPANY

By:	/s/ Chastity Matthews
Its:	Attorney-in-Fact

UAL-PA-03784-LA-1208156R1	SA-9
*** for the 737NG Aircraft	Page 3
BOEING / UNITED AIRLINES PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	January 20, 2016

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman
Its:	Senior Vice President – Finance and acting Chief Financial Officer

UAL-PA-03784-LA-1208156R1 *** for the 737NG Aircraft	SA-9 Page 4

BOEING / UNITED AIRLINES PROPRIETARY

ATTACHMENT A

*** Forecast & *** Notice Date

*** Forecast	Applicable to Program Aircraft Delivering in Time Period	***Notice Date
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

Attachment A to UAL-PA-03784-LA-1208156R1 *** for the 737NG Aircraft	SA-9 Att. A, Page 1

BOEING / UNITED AIRLINES PROPRIETARY

ATTACHMENT B1

*** Factors – *** Aircraft

***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***

Attachment B1 to UAL-PA-03784-LA-1208156R1 *** for the 737NG Aircraft	SA-9 Att. B1, Page 1

BOEING / UNITED AIRLINES PROPRIETARY

ATTACHMENT B2

*** Factors – *** Aircraft

***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***

Attachment B2 to UAL-PA-03784-LA-1208156R1 *** for the 737NG Aircraft	SA-9 Att. B2, Page 1

BOEING / UNITED AIRLINES PROPRIETARY

ATTACHMENT B2, continued

*** Factors – ***

***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***

Attachment B2 to UAL-PA-03784-LA-1208156R1 *** for the 737NG Aircraft	SA-9 Att. B2, Page 2

BOEING / UNITED AIRLINES PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03784-LA-1504843

United Airlines, Inc.

233 South Wacker Drive

Chicago, IL 60606

Subject:	Open Matters – 2016 737NG Aircraft

Reference:	Purchase Agreement No. 03784 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to 737NG Aircraft as defined in Supplemental Agreement No. 09 to the Purchase Agreement

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1. Aircraft Configuration.

1.1 Initial Configuration. The initial configuration of Customer’s 2016 737NG Aircraft has been defined by Boeing Model 737-*** Detail Specification D019A001 Rev. T dated January 9, 2015 as described in Article 1 and Exhibit A1 of the Purchase Agreement. Final configuration of the Aircraft will be completed as described in this Letter Agreement.

1.2 Final Configuration Schedule. Customer and Boeing hereby agree to complete the configuration of the Aircraft using the then-current Boeing configuration documentation (Final Configuration) in accordance with the following schedule:

1.2.1 No later than *** prior to the first Aircraft’s scheduled delivery month, Boeing and Customer will discuss potential optional features.

1.2.2 Within *** after that meeting, Boeing will provide Customer with a proposal for those optional features that can be incorporated into the Aircraft during production.

1.2.3 Customer will then have (i) *** to accept or reject the optional features proposals for all seat components (IFE) and interior monument options, and (ii) *** the option features proposals for all remaining for all remaining non-interior optional features.

1.2.4 The additional miscellaneous features (Miscellaneous Features) listed in Attachment A of this Letter Agreement are required to be included in Customer’s Final Configuration and will be added to Customer’s final optional features selections.

UAL-PA-03784-LA-1504843 Open Matters – 2016 737NG Aircraft	SA-9 Page 1

BOEING / UNITED AIRLINES PROPRIETARY

2. Amendment of the Purchase Agreement. Within *** following Final Configuration, Boeing and Customer will execute a written amendment to the Purchase Agreement which will reflect the following:

2.1 Changes applicable to the basic Model 737-*** aircraft which are developed by Boeing between the date of signing of the Purchase Agreement and date of Final Configuration.

2.2 Incorporation into Exhibit A1 of the Purchase Agreement, by written amendment, those optional features which have been agreed to by Customer and Boeing pursuant to Article 1.2 above (Customer Configuration Changes);

2.3 Revisions to the Performance Guarantees to reflect the effects, if any, on 2016 737NG Aircraft performance resulting from the incorporation of the Customer Configuration Changes;

2.4 Changes to the Optional Features Prices, *** and *** of the 2016 737NG Aircraft to adjust for the difference, if any, between the prices estimated in Table 1B of the Purchase Agreement for optional features reflected in the *** and the actual prices of the optional features reflected in the Customer Configuration Changes; and

2.5 Changes to the *** of the 2016 737NG Aircraft to adjust for the difference between the estimated amount included in Table 1B of the Purchase Agreement for Seller Purchased Equipment (SPE) and the price of the SPE reflected in the Customer Configuration Changes.

3. Other Letter Agreements.

Boeing and Customer acknowledge that as the definition of the 2016 737NG Aircraft progresses, there may be a need to execute letter agreements addressing one or more of the following subjects:

3.1 Software. Additional provisions relating to software.

3.2 Installation of Cabin Systems Equipment. Additional provisions relating to the terms under which Boeing will offer and install in-flight entertainment systems in the Aircraft.

UAL-PA-03784-LA-1504843 Open Matters – 2016 737NG Aircraft	SA-9 Page 2

BOEING / UNITED AIRLINES PROPRIETARY

3.3 Performance Guarantees – 737-***. Performance Guarantees for the 2016 737NG Aircraft will be provided *** after the final configuration for the 737-*** model aircraft has been completed. Boeing provides Customer with the assurance that ***.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Chastity Matthews
Its:	Attorney-In-Fact

UAL-PA-03784-LA-1504843 Open Matters – 2016 737NG Aircraft	SA-9 Page 3

BOEING / UNITED AIRLINES PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	January 20, 2016

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman
Its:	Senior Vice President – Finance and acting Chief Financial Officer

UAL-PA-03784-LA-1504843	SA-9
Open Matters – 2016 737NG Aircraft	Page 4
BOEING / UNITED AIRLINES PROPRIETARY

Attachment A

Miscellaneous Features

Option Number	Title	*** Per A/C
***	***	$***
***	***	$***
***	***	$***
***	***	$***
***	***	$***
***	***	$***
***	***	$***
***	***	$***
***	***	$***
***	***	$***
***	***	$***
	***	$***

UAL-PA-03784-LA-1504843	SA-9
Open Matters – 2016 737NG Aircraft	Page 2
BOEING / UNITED AIRLINES PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03784-LA-1504844

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	Special Matters – 2016 737NG Aircraft

Reference:	Purchase Agreement No. 03784 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to 737NG Aircraft as defined in Supplemental Agreement No. 09 to the Purchase Agreement

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1. ***. In consideration of Customer’s purchase of the 2016 737NG Aircraft, at the time of delivery of each such 2016 737NG Aircraft, unless otherwise noted, Boeing will provide to Customer the following ***:

1.1 ***. At the time of delivery of each 2016 737NG Aircraft, Boeing *** to Customer a *** in the *** which shall equal ***.

1.2 ***. At the time of delivery of each 2016 737NG Aircraft, Boeing will issue to Customer a *** in the amount determined by ***.

1.3 ***. At the time of delivery of each 2016 737NG Aircraft, Boeing *** to Customer a *** in the *** which shall ***.

1.4 ***. At the time of delivery of each 2016 737NG Aircraft, Boeing will *** to Customer a 737 *** which shall ***.

1.5 ***. In consideration of Customer’s purchase of the 2016 737NG Aircraft and in addition to the rights and obligations of Customer and Boeing set forth in Letter Agreement 6-1162-KKT-080 as applicable to Requirement Aircraft, as defined therein, the following terms and conditions will apply to the delivery of each 2016 737NG Aircraft. Except as provided in the next paragraph, on the date of delivery of each 2016 737NG Aircraft, Boeing will issue to Customer a *** in ***. The *** may be *** by Customer to the *** of such 2016 737NG Aircraft.

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BOEING / UNITED AIRLINES PROPRIETARY

1.5.1 Customer *** for the *** for any 2016 737NG Aircraft if Customer ***. If at any point in time Customer ***, any *** already issued shall be subject to a *** between Boeing and Customer and *** 2016 737NG Aircraft.

1.5.2 For purposes of this section, an Alternative Aircraft is defined *** which, at the time of execution of this Letter Agreement or at any time in the future ***, but *** which Customer operates at the time of execution of this Letter Agreement. For the avoidance of doubt such *** of such aircraft.

1.5.3 Term: Section 1.5 shall expire at *** as may be subsequently amended by the parties.

1.6 ***. At the time of delivery of each 2016 737NG Aircraft, Boeing *** to Customer *** in *** or the amount by which *** for the 2016 737NG Aircraft *** following *** pursuant to Letter Agreement UAL-PA-03784-LA-1504843 entitled “Open Matters - 2016 737NG Aircraft”.

2.	***.

Unless otherwise noted, the amounts of *** stated in paragraphs 1.1 through 1.6 are in *** dollars, and will be *** to the scheduled month of the respective Aircraft delivery pursuant to the *** set forth in the Purchase Agreement applicable to the Aircraft. The *** may, at the election of Customer, be (i) applied against the Aircraft Price of the respective Aircraft at the time of delivery, or (ii) used for the *** of other Boeing *** and ***.

3.	***

If the Customer *** a 737-***, then such aircraft shall be a 2016 737NG Aircraft and the terms and conditions of this Letter Agreement shall apply to each resulting 2016 737NG Aircraft.

4.	Assignment.

Unless otherwise noted herein, the *** described in this Letter Agreement are provided as *** to Customer and in consideration of ***. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing. ***

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BOEING / UNITED AIRLINES PROPRIETARY

5.	Confidentiality

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03784-LA-1208938.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Chastity Matthews
Its:	Attorney-in-Fact

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BOEING / UNITED AIRLINES PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	January 20, 2016

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman
Its:	Senior Vice President – Finance and acting Chief Financial Officer

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BOEING / UNITED AIRLINES PROPRIETARY